AllianceBernstein Utility Income Fund
811-07916




77.Q1(a)  Amended and Restated Bylaws















AMENDED AND RESTATED BYLAWS
OF
ALLIANCEBERNSTEIN UTILITY INCOME FUND, INC.

________________

ARTICLE I.	Offices	                        1
Section 1.	Principal Office in Maryland	1
Section 2.	Other Offices	                1
ARTICLE II.	Meetings of Stockholders	1
Section 1.	Place of Meeting	        1
Section 2.	Annual Meetings	                1
Section 3.	Notice of Stockholders Meeting	1
Section 4.	Special Meetings	        2
Section 5.	Quorum	                        7
Section 6.	Voting	                        7
Section 7.	Proxies	                        8
Section 8.	Organization and Conduct	8
Section 9.	Record Date	                9
Section 10.	Inspectors of Election	        10
Section 11.	Adjournment	                11
Section 12.	Advance Notice of Stockholder
                Nominees For Director
                and Other Stockholder Proposals	12

ARTICLE III.	Board of Directors	        17
Section 1.	Number and Term	                17
Section 2.	Vacancies and Newly-Created
                Directorships	                17
Section 3.	Powers	                        18
Section 4.	Meetings	                18
Section 5.	Regular Meetings	        18
Section 6.	Special Meetings	        18
Section 7.	Notice	                        18
Section 8.	Quorum	                        19
Section 9.	Voting	                        20
Section 10.	Organization	                20
Section 11.	Telephone Meetings	        20
Section 12.	Consent by Directors Without a
                Meeting	                        21
Section 13.	Surety Bonds	                21
Section 14.	Reliance	                21
Section 15.	Fees and Expenses	        21
ARTICLE IV.	Committees	                22
Section 1.	Number, Tenure and
                Qualifications	                22
Section 2.	Powers	                        22
Section 3.	Meetings	                22
Section 4.	Telephone Meetings	        22
Section 5.	Consent by Committees without a
                Meeting	                        23
Section 6.	Vacancies	                23
ARTICLE V.	Waiver of Notice	        23

ARTICLE VI.	Chairman of the Board of Directors
                and Officers	                24
Section 1.	General	                        24
Section 2.	Tenure of Officers	        24
Section 3.	Removal and Resignation	        24
Section 4.	Chairman of the Board of
                Directors	                25
Section 5.	President and Chief Executive
                Officer	                        25
Section 6.	Vice Presidents	                26
Section 7.	Secretary	                26
Section 8.	Assistant Secretaries	        26
Section 9.	Treasurer	                27
Section 10.	Assistant Treasurers	        27
ARTICLE VII.	Certificates of Stock	        27
Section 1.	Certificates	                27
Section 2.	Transfers when Certificates
                Issued	                        28
Section 3.	Replacement Certificate when
                Certificates Issued	        28
Section 4.	Record Holders; Transfers
                Generally	                29

ARTICLE VIII.	Miscellaneous	                29
Section 1.	Reserves	                29
Section 2.	Dividends	                29
Section 3.	Capital Gains Distributions	29
Section 4.	Checks	                        30
Section 5.	Fiscal Year	                30
Section 6.	Seal	                        30
Section 7.	Insurance Against Certain
                Liabilities	                30

ARTICLE IX.	Indemnification	                30

ARTICLE X.	Amendments	                32

ARTICLE I.
Offices

Section 1. Principal Office in Maryland. The Corporation shall have a principal office in the City of Baltimore, State of Maryland.
Section 2. Other Offices. The Corporation may have offices also at such other places as the Board of Directors may from time to time determine or as the business of the Corporation may require.
ARTICLE II.
Meetings of Stockholders

Section 1.   Place of Meeting.  Subject to Section 4(b)(4) of this
             Article II, meetings of stockholders shall be held at such place as shall be fixed from time to time by the Board of Directors.
Section 2. Annual Meetings. The Corporation shall not be required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the 1940 Act). In the event that the Corporation is required to hold a meeting of stockholders to elect directors under the 1940 Act, such meeting shall be designated the annual meeting of stockholders for that year and shall be held on a date and at the time set by the Board of Directors in accordance with the Maryland General Corporation Law.
Section 3. Notice of Stockholders Meeting. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder?s residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder?s address as it appears on the records of the Corporation, with postage thereon prepaid.
Subject to Section 12 of this Article II, any business of the
             Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice.
             No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.
Section 4. Special Meetings. Special meetings of stockholders may be called by the chairman, the president or by the Board of Directors and, subject to subsection (b) of this
             Section 4, a special meeting of stockholders shall also be called by the secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
             (b)   Stockholder Requested Special Meetings.
             Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the Record Date Request Notice) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting
             (the Request Record Date). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A
             (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Upon receiving the Record Date Request Notice, the
             Board of Directors may fix a Request Record Date.
             The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which the Record Date Request Notice is received by the secretary.

             (2)  In order for any stockholder to request a special
             meeting, one or more written requests for a special
             meeting signed by stockholders of record (or their agents
             duly authorized in a writing accompanying the request) as
             of the Request Record Date entitled to cast not less than
             a majority (the "Special Meeting Percentage") of all of
             the votes entitled to be cast at such meeting
             (the "Special Meeting Request") shall be delivered to
             the secretary.  In addition, the Special Meeting Request
             (a) shall set forth the purpose of the meeting and the
             matters proposed to be acted on at it (which shall be
             limited to those lawful matters set forth in the Record
             Date Request Notice received by the secretary),
             (b) shall bear the date of signature of each such
             stockholder (or such agent) signing the Special Meeting
             Request, (c) shall set forth the name and address, as
             they appear in the Corporation?s books, of each
             stockholder signing such request (or on whose behalf the
             Special Meeting Request is signed) and the class, series
             and number of all shares of stock of the Corporation
             which are owned by each such stockholder, and the
             nominee holder for, and number of, shares owned by such
             stockholder beneficially but not of record, (d) shall be
             sent to the secretary by registered mail, return receipt
             requested, and (e) shall be received by the secretary
             within 60 days after the Request Record Date.  Any
             requesting stockholder (or agent duly authorized in a
             writing accompanying the revocation or the Special
             Meeting Request) may revoke his, her or its request for
             a special meeting at any time by written revocation
             delivered to the secretary.
            (3)   The secretary shall inform the requesting
             stockholders of the reasonably estimated cost of
             preparing and mailing the notice of meeting (including
             the Corporation?s proxy materials).  The secretary shall
             not be required to call a special meeting upon
             stockholder request and such meeting shall not be held
             unless, in addition to the documents required by
             paragraph (2) of this Section 4(b), the secretary
             receives payment of such reasonably estimated cost prior
             to the mailing of any notice of the meeting.
            (4)   Except as provided in the next sentence, any special
             meeting shall be held at such place, date and time as may
             be designated by the chairman of the Board of Directors
             of Directors, the president, the chief executive officer
             or the Board of Directors, whoever has called the meeting.
             In the case of any special meeting called by the
             secretary upon the request of stockholders
             (a "Stockholder Requested Meeting"), such meeting shall
             be held at such place, date and time as may be designated
             by the Board of Directors; provided, however, that the
             date of any Stockholder Requested Meeting shall be not
             more than 90 days after the record date for such meeting
             (the "Meeting Record Date"); and provided further that if
             the Board of Directors fails to designate, within ten
             days after the date that a valid Special Meeting Request
             is actually received by the secretary
             (the "Delivery Date"), a date and time for a Stockholder
             Requested Meeting, then such meeting shall be held
             at 2:00 p.m. local time on the 90th day after the Meeting
             Record Date or, if such 90th day is not a Business Day
             (as defined below), on the first preceding Business Day;
             and provided further that in the event that the Board of
             Directors fails to designate a place for a Stockholder
             Requested Meeting within ten days after the Delivery
             Date, then such meeting shall be held at the principal
             executive office of the Corporation.  In fixing a date
             for any special meeting, the chairman of the Board of
             Directors, the president, the chief executive officer or
             the Board of Directors may consider such factors as he,
             she or it deems relevant within the good faith exercise
             of business judgment, including, without limitation, the
             nature of the matters to be considered, the facts and
             circumstances surrounding any request for the meeting
             and any plan of the Board of Directors to call an annual
             meeting or a special meeting.  In the case of any
             Stockholder Requested Meeting, if the Board of Directors
             fails to fix a Meeting Record Date that is a date within
             30 days after the Delivery Date, then the close of
             business on the 30th day after the Delivery Date shall
             be the Meeting Record Date.  The Board of Directors may
             revoke the notice for any Stockholder Requested Meeting
             in the event that the requesting stockholders fail to
             comply with the provisions of paragraph (3) of this
             Section 4(b).
            (5)   If written revocations of requests for the special
             meeting have been delivered to the secretary and the
             result is that stockholders of record (or their agents
             duly authorized in writing), as of the Request Record
             Date, entitled to cast less than the Special Meeting
             Percentage have delivered, and not revoked, requests for
             a special meeting to the secretary, the secretary shall:
             (i) if the notice of meeting has not already been mailed,
             refrain from mailing the notice of the meeting and send
             to all requesting stockholders who have not revoked such
             requests written notice of any revocation of a request
             for the special meeting, or (ii) if the notice of
             meeting has been mailed and if the secretary first sends
             to all requesting stockholders who have not revoked
             requests for a special meeting written notice of any
             revocation of a request for the special meeting and
             written notice of the secretarys intention to revoke
             the notice of the meeting, revoke the notice of the
             meeting at any time before ten days before the
             commencement of the meeting.  Any request for a special
             meeting received after a revocation by the secretary of
             a notice of a meeting shall be considered a request for
             a new special meeting.
            (6)   The Board of Directors, the chairman of the board,
             the president or the chief executive officer may appoint independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly
             performing a ministerial review of the validity of any
             purported Special Meeting Request received by the
             secretary.  For the purpose of permitting the inspectors
             to perform such review, no such purported request shall
             be deemed to have been delivered to the secretary until
             the earlier of (i) five Business Days after receipt by
             the secretary of such purported request and
             (ii) such date as the independent inspectors certify to
             the Corporation that the valid requests received by the
             secretary represent at least the Special Meeting
             Percentage.  Nothing contained in this paragraph
             (6) shall in any way be construed to suggest or imply
             that the Corporation or any stockholder shall not be
             entitled to contest the validity of any request,
             whether during or after such five Business Day period,
             or to take any other action (including, without
             limitation, the commencement, prosecution or defense
             of any litigation with respect thereto, and the seeking
             of injunctive relief in such litigation).
            (7)   For purposes of these Bylaws, "Business Day"
            shall mean any day other than a Saturday, a Sunday or
            other day on which banking institutions in the State of
            New York are authorized or obligated by law or executive
            order to close.
Section 5.  Quorum.  At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast
            one-third of all the votes entitled to be cast at such
            meeting on any matter shall constitute a quorum, except
            with respect to any matter which, under applicable
            statutes or regulatory requirements, requires approval
            by a separate vote of one or more classes of stock,
            in which case the presence in person or by proxy of the
            holders of one-third of the shares of stock of each class
            required to vote as a class on the matter shall
            constitute a quorum.
            The stockholders present either in person or by proxy, at
            a meeting which has been duly called and convened, may
            continue to transact business until adjournment,
            notwithstanding the withdrawal of enough stockholders to
            leave less than a quorum.
            This Section 5 shall not affect any requirement under any
            statute or the charter of the Corporation (the Charter)
            for the vote necessary for the adoption of any measure.
Section 6.  Voting.  When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast, or,
            with respect to any matter requiring a class vote,
            the affirmative vote of a majority of the votes cast of
            each class entitled to vote as a class on the matter,
            shall decide any question brought before such meeting
            (except that directors may be elected by the affirmative
            vote of a plurality of the votes cast), unless the
            question is one upon which by express provision of the
            1940 Act, or other statutes or rules or orders of the
            Securities and Exchange Commission or any successor
            thereto or of the Charter a different vote is required,
            in which case such express provision shall govern and
            control the decision of such question.
Section 7.  Proxies.  A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the
            stockholder in person or by proxy executed by the
            stockholder or by the stockholders duly authorized agent
            in any manner permitted by law.  Such proxy or evidence
            of authorization of such proxy shall be filed with the
            secretary of the Corporation before or at the meeting.
            No proxy shall be valid more than eleven months after its
            date unless otherwise provided in the proxy.
Section 8.  Organization and Conduct.  Every meeting of stockholders shall be conducted by an individual appointed by the
            Board of Directors to be chairman of the meeting or, in
            the absence of such appointment, by the chairman of the
            Board of Directors or, in the case of a vacancy in the
            office or absence of the chairman of the Board of
            Directors, by one of the following officers present at
            the meeting:  the vice chairman of the Board of Directors, if there be one, the president, the vice presidents,
            or secretary in their order of rank and seniority, or,
            in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy.
            The secretary, or, in the secretary?s absence, an
            assistant secretary, or in the absence of both the
            secretary and assistant secretaries, an individual
            appointed by the Board of Directors or, in the absence of
            such appointment, an individual appointed by the chairman
            of the meeting shall act as secretary.  In the event that
            the secretary presides at a meeting of the stockholders,
            an assistant secretary, or in the absence of assistant
            secretaries, an individual appointed by the Board of
            Directors or the chairman of the meeting, shall record
            the minutes of the meeting.  The order of business and
            all other matters of procedure at any meeting of
            stockholders shall be determined by the chairman of the
            meeting.  The chairman of the meeting may prescribe such
            rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for
            the proper conduct of the meeting, including, without
            limitation, (a) restricting admission to the time set for
            the commencement of the meeting; (b) limiting attendance
            at the meeting to stockholders of record of the
            Corporation, their duly authorized proxies and other
            such individuals as the chairman of the meeting may
            determine; (c) limiting participation at the meeting on
            any matter to stockholders of record of the Corporation
            entitled to vote on such matter, their duly authorized
            proxies and other such individuals as the chairman of the
            meeting may determine; (d) limiting the time allotted to
            questions or comments by participants; (e) determining
            when the polls should be opened and closed; (f)
            maintaining order and security at the meeting; (g)
            removing any stockholder or any other individual who
            refuses to comply with meeting procedures, rules or
            guidelines as set forth by the chairman of the meeting;
            and (h) concluding the meeting or recessing or adjourning
            the meeting to a later date and time and at a place
            announced at the meeting.  Unless otherwise determined by
            the chairman of the meeting, meetings of stockholders
            shall not be required to be held in accordance with the
            rules of parliamentary procedure.
Section 9.  Record Date.  Subject to Section 4 of this Article II, in order that the Corporation may determine the stockholders
            entitled to notice of or to vote at any meeting of
            stockholders or any adjournment thereof, to express
            consent to corporate action in writing without a meeting,
            or to receive payment of any dividend or other
            distribution or allotment of any rights, or entitled to
            exercise any rights in respect of any change, conversion
            or exchange of stock or for the purpose of any other
            lawful action, the Board of Directors may fix, in advance, a record date which shall be not more than ninety days and, in the case of a meeting of stockholders, not less than
            ten days prior to the date on which the particular action
            requiring such determination of stockholders is to be
            taken. In lieu of fixing a record date, the Board of
            Directors may provide that the stock transfer books
            shall be closed for a stated period but not longer
            than 20 days.  If the stock transfer books are closed
            for the purpose of determining stockholders entitled
            to notice of or to vote at a meeting of stockholders,
            such books shall be closed for at least ten days
            before the date of such meeting.
            If no record date is fixed and the stock transfer books
            are not closed for the determination of stockholders,
            (a) the record date for the determination of stockholders
            entitled to notice of or to vote at a meeting of
            stockholders shall be at the close of business on the
            day on which the notice of meeting is mailed or the 30th
            day before the meeting, whichever is the closer date to
            the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of
            business on the day on which the resolution of the
            directors, declaring the dividend or allotment of rights,
            is adopted.
            When a determination of stockholders entitled to vote at
            any meeting of stockholders has been made as provided
            in this section, such determination shall apply to any
            adjournment thereof, except when (i) the determination
            has been made through the closing of the transfer books
            and the stated period of closing has expired or
            (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting,
            in either of which case a new record date shall be
            determined as set forth herein.
Section 10. Inspectors of Election.  The Board of Directors, in
            advance of any meeting, may, but need not, appoint one
            or more individual inspectors or one or more entities
            that designate individuals as inspectors to act at the
            meeting or any adjournment thereof.  If an inspector or
            inspectors are not appointed, the person presiding at
            the meeting may, but need not, appoint one or more
            inspectors.  In case any person who may be appointed as
            an inspector fails to appear or act, the vacancy may be
            filled by appointment made by the Board of Directors in
            advance of the meeting or at the meeting by the chairman
            of the meeting.  The inspectors, if any, shall determine
            the number of shares outstanding and the voting power of
            each, the number of shares present at the meeting in
            person or by proxy, the existence of a quorum, the
            validity and effect of proxies, and shall receive votes,
            ballots or consents, hear and determine all challenges
            and questions arising in connection with the right to
            vote, count and tabulate all votes, ballots or consents,
            determine the result, and do such acts as are proper to
            conduct the election or vote with fairness to all
            stockholders.  Each such report shall be in writing and
            signed by him or her or by a majority of them if there
            is more than one inspector acting at such meeting.
            If there is more than one inspector, the report of a
            majority shall be the report of the inspectors.
            The report of the inspector or inspectors on the number
            of shares represented at the meeting and the results of
            the voting shall be prima facie evidence thereof.
Section 11.  Adjournment.  Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which the adjournment was taken.  In the absence of a quorum, the chairman of the
            meeting or the stockholders present in person or by
            proxy, by majority of votes cast and without notice other
            than by announcement at the meeting, may adjourn the
            meeting from time to time.  At any adjourned meeting at
            which a quorum shall be present, any action may be taken
            that could have been taken at the meeting originally
            called.  A meeting of the stockholders may not be
            adjourned without further notice to a date more than
            120 (one hundred and twenty) days after the original
            record date determined pursuant to Section 9 of this
            Article II.
Section 12.  Advance Notice of Stockholder Nominees For Director
             and Other Stockholder Proposals.
            (a)   Annual Meetings of Stockholders.   Nominations of
            individuals for election to the Board of Directors and
            the proposal of other business to be considered by the
            stockholders may be made at an annual meeting of
            stockholders (i) pursuant to the Corporation?s notice of
            meeting, (ii) by or at the direction of the Board of
            Directors or (iii) by any stockholder of the Corporation
            who was a stockholder of record both at the time of
            giving of notice by the stockholder as provided for in
            this Section 12(a) and at the time of the annual meeting,
            who is entitled to vote at the meeting and who has
            complied with this Section 12(a).
            (2)   For nominations or other business to be properly
             brought before an annual meeting by a stockholder
             pursuant to clause (iii) of paragraph (a)(1) of this
Section 12, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by
            the stockholders.  In any year in which an annual meeting
            of stockholders is to be held, to be timely, a
            stockholders notice shall set forth all information
            required under this Section 12 and shall be delivered to
            the secretary at the principal executive office of
            the Corporation not earlier than the 150th day prior
            to the anniversary of the Date of Mailing of the Notice
            (as defined herein) for the preceding annual meeting
            nor later than 5:00 p.m., Eastern Time, on the 120th day
            prior to the anniversary of the Date of Mailing of
            the Notice for the preceding annual meeting; provided,
            however, that in the event that the date of the annual
            meeting is advanced or delayed by more than 30 days from
            the anniversary of the date of the preceding annual
            meeting, notice by the stockholder to be timely must be
            so delivered not earlier than the 150th day prior to
            the date of such annual meeting and not later than
            5:00 p.m., Eastern Time, on the later of the 120th
            day prior to the date of such annual meeting or the
            tenth day following the day on which public announcement
            of the date of such meeting is first made.  The public
            announcement of a postponement or adjournment of an
            annual meeting shall not commence a new time period for
            the giving of a stockholder?s notice as described above.
            Such stockholder?s notice shall set forth (i) as to each
            individual whom the stockholder proposes to nominate for
            election or reelection as a director, (A) the name, age,
            business address and residence address of such individual,
            (B) the class, series and number of any shares of stock
            of the Corporation that are beneficially owned by such
            individual, (C) the date such shares were acquired and
            the investment intent of such acquisition, (D) whether
            such stockholder believes any such individual is, or is
            not, an "interested person" of the Corporation, as
            defined in the 1940 Act and information regarding such
            individual that is sufficient, in the discretion of
            the Board of Directors or any committee thereof or any
            authorized officer of the Corporation, to make such
            determination and (E) all other information relating to
            such individual that is required to be disclosed in
            solicitations of proxies for election of directors in an
            election contest (even if an election contest is not
            involved), or is otherwise required, in each case
            pursuant to Regulation 14A (or any successor provision)
            under the Exchange Act and the rules thereunder
            (including such individual?s written consent to being
            named in the proxy statement as a nominee and to serving
            as a director if elected); (ii) as to any other business
            that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing
            such business at the meeting and any material interest in
            such business of such stockholder and any Stockholder
            Associated Person (as defined below), individually or in
            the aggregate, including any anticipated benefit to the
            stockholder and the Stockholder Associated Person
            therefrom; (iii) as to the stockholder giving the notice
            and any Stockholder Associated Person, the class, series
            and number of all shares of stock of the Corporation
            which are owned by such stockholder and by such
            Stockholder Associated Person, if any, and the nominee
            holder for, and number of, shares owned beneficially
            but not of record by such stockholder and by any such
            Stockholder Associated Person; (iv) as to the
            stockholder giving the notice and any Stockholder
            Associated Person covered by clauses (ii) or (iii)
            of this paragraph (2) of this Section 12(a),
            the name and address of such stockholder, as they
            appear on the Corporation?s stock ledger and current
            name and address, if different, and of such Stockholder
            Associated Person; and (v) to the extent known by
            the stockholder giving the notice, the name and
            address of any other stockholder supporting the
            nominee for election or reelection as a director
            or the proposal of other business on the date of
            such stockholder?s notice.
            (3)   In any year an annual meeting of the stockholders is
                  to be held, notwithstanding anything in this
                  subsection (a) of this Section 12 to the contrary,
                  in the event that the number of directors to be
                  elected to the Board of Directors is increased and
                  there is no public announcement of such action at
                  least 130 days prior to the anniversary date of
                  the mailing date of the notice of the preceding
                  annual meeting, a stockholder?s notice required by
                  this Section 12(a) shall also be considered timely,
                  but only with respect to nominees for any new
                  positions created by such increase, if it shall be
                  delivered to the secretary at the principal
                  executive office of the Corporation not later
                  than 5:00 p.m., Eastern Time, on the tenth day
                  following the day on which such public announcement
                  is first made by the Corporation.
            (4)   For purposes of this Section 12, "Stockholder
                  Associated Person" of any stockholder shall mean
                  (i) any person controlling, directly or indirectly,
                  or acting in concert with, such stockholder, (ii)
                  any beneficial owner of shares of stock of the
                  Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such
                  Stockholder Associated Person.
            (b)   Special Meetings of Stockholders.  Only such business shall
		  be
                  conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporations notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporations notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 12 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporations notice of meeting, if the stockholders notice required by paragraph (2) of this Section 12(a) shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholders notice as described above.
            (c)   General.    Upon written request by the secretary or the
                  Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this
                  Section 12. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 12.
            (2) Only such individuals who are nominated in accordance with this Section 12 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 12. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 12.
            (3) For purposes of this Section 12, (a) the Date of Mailing of the Notice for the preceding annual meeting shall mean the date of the Corporation's proxy statement released to stockholders in connection with the preceding annual meeting and (b) public announcement shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the 1940 Act.
            (4) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation?s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

ARTICLE III.
Board of Directors

Section 1.        Number and Term.    The number of directors
                  constituting the entire Board of Directors may be increased or decreased from time to time by the vote of a majority of the entire Board of Directors within the limits permitted by law but at no time may be more than twenty; provided, however, the tenure of office of a director in office at the time of any decrease in the number of directors shall not be affected as a result thereof. Directors shall be elected to hold office at the annual meeting of stockholders, except as provided in Section 2 of this
		  Article III, and each director shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualifies. Any director may resign at any time upon written notice to the Corporation.

		     (b) Qualifications.  Directors need not be stockholders.


Section 2.  	  Vacancies and Newly-Created Directorships.    Any vacancy
		  occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the Board of Directors although such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of directors may be filled by a majority of the entire Board of Directors then in office. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualifies.


Section 3.        Powers.    The business and affairs of the Corporation
		  shall be managed by or under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the stockholders by law, by the Charter or these Bylaws.


Section 4.        Meetings.    The Board of Directors may hold regular
		  and special meetings.


Section 5.        Regular Meetings.    The Board of Directors may provide,
		  by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.


Section 6.        Special Meetings.    Special meetings of the Board of
		  Directors may be called by or at the request of the chairman of the Board of Directors, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.


Section 7.        Notice.    Notice of any special meeting of the Board
		  of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission,
		  United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.


Section 8.        Quorum.    The greater of two or one-third of the directors
		  shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a quorum of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group. The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.


Section 9.        Voting.    The action of the majority of the directors
		  present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.


Section 10.       Organization.    At each meeting of the Board of
		  Directors, the chairman of the Board of Directors or, in the absence of the chairman, the vice chairman of the Board of Directors, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the Board of Directors, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary of the meeting.


Section 11.       Telephone Meetings.    Directors may participate in a
		  meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.


Section 12.       Consent by Directors Without a Meeting.    Any action
		  required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each director and is filed with the minutes of proceedings of the Board of Directors.


Section 13.       Surety Bonds.    Unless required by law, no director
		  shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.


Section 14.       Reliance.    Each director, officer, employee and agent
		  of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.


Section 15.       Fees and Expenses.    The directors may be paid their
		  expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as director or such other compensation as the Board of Directors may approve. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE IV.
Committees

Section 1.        Number, Tenure and Qualifications.    The Board of
		  Directors may appoint from among its members an Executive Committee and other committees, composed of one or more directors and one or more alternate members as the Board of Directors shall designate, to serve at the pleasure of the Board of Directors.


Section 2.        Powers.    The Board of Directors may delegate to
		  committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.


Section 3.        Meetings.    Notice of committee meetings shall be
		  given in the same manner as notice for special meetings of the Board of Directors. A majority of the members or alternate members of the committees shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members or alternate members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members or alternate members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.
		  Each committee shall keep minutes of its proceedings.


Section 4. Telephone Meetings. Members or alternate members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.


Section 5.        Consent by Committees without a Meeting.    Any action
		  required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member or alternate member of the committee and is filed with the minutes of proceedings of such committee.


Section 6.        Vacancies.    Subject to the provisions hereof, the
		  Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V.
Waiver of Notice

	Whenever any notice is required to be given under the provisions of the statutes, of the Charter or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed the equivalent of notice and such waiver shall be filed with the records of the meeting. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VI.
Chairman of the Board of Directors and Officers


Section 1.        General.    The officers of the Corporation shall include
		  a president, a secretary and a treasurer and may include a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable.
		  The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Any two or more offices except president and vice president may be held by the same person. However, no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law to be executed, acknowledged or verified by two or more officers. Election of an officer or appointment of an agent shall not of itself create contract rights between the Corporation and such officer or agent.


Section 2.        Tenure of Officers.    Each officer shall hold his or her
		  office until his or her successor is elected and qualifies or until his or her earlier resignation or removal as provided herein.


Section 3.        Removal and Resignation.    Any officer of the Corporation
		  may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the Board of Directors, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation Any officer or agent of the Corporation may be removed at any time by the Board of Directors if, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.


Section 4.        Chairman of the Board of Directors.    The chairman of
		  the Board of Directors shall be designated by the Board of Directors and shall preside at all meetings of the stockholders and of the Board of the Directors. The chairman shall have such other duties and powers as may be determined by the Board of Directors from time to time. The chairman shall not be an officer of the Corporation except as otherwise determined by resolution of the Board of Directors or amendment of these Bylaws.


Section 5.        President and Chief Executive Officer.    The president
		  shall, in the absence of the chairman of the Board of Directors, preside at all meetings of the stockholders or of the Board of Directors. The president or such officer as has been determined by the Directors shall be the chief executive officer. The president and/or chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she shall execute on behalf of the Corporation, and may affix the seal or cause the seal to be affixed to, all instruments requiring such execution except to the extent that signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.


Section 6.        Vice Presidents.    The vice presidents shall act under the
		  direction of the president and in the absence or disability of the president shall perform the duties and exercise the powers of the president. They shall perform such other duties and have such other powers as the president or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more executive vice presidents or may otherwise specify the order of seniority of the vice presidents and, in that event, the duties and powers of the president shall descend to the vice presidents in the specified order of seniority.


Section 7.        Secretary.    The secretary shall act under the direction
		  of the president. Subject to the direction of the president he or she shall attend all meetings of the Board of Directors and all meetings of stockholders and record the proceedings in a book to be kept for that purpose and shall perform like duties for the committees designated by the Board of Directors when required. He or she shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the president or the Board of Directors. He or she shall keep in safe custody the seal of the Corporation and shall affix the seal or cause it to be affixed to any instrument requiring it.


Section 8.        Assistant Secretaries.    The assistant secretaries in
		  the order of their seniority, unless otherwise determined by the president or the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the president or the Board of Directors may from time to time prescribe.


Section 9.        Treasurer.    The treasurer shall act under the direction
		  of the president. Subject to the direction of the president he or she shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the president or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.


Section 10.       Assistant Treasurers.    The assistant treasurers in the
		  order of their seniority, unless otherwise determined by the president or the Board of Directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the president or the Board of Directors may from time to time prescribe.
ARTICLE VII.
Certificates of Stock

Section 1.        Certificates.    Except as may be otherwise provided by
		  the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the Maryland General Corporation Law (the "MGCL") and contain the statements and information required by the MGCL. In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.


Section 2.        Transfers when Certificates Issued.    Subject to any
		  determination of the Board of Directors pursuant to
		  Section 1 of this Article, upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.


Section 3.        Replacement Certificate when Certificates Issued.
		  Subject to any determination of the Board of Directors pursuant to Section 1 of this Article, the president, the secretary, the treasurer or any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designate by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner?s legal representative to advertise the same in such manner as he or she or she shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.


Section 4.        Record Holders; Transfers Generally.    The Corporation
		  shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

	Transfers of shares of any class of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

ARTICLE VIII.
Miscellaneous

Section 1.        Reserves.    There may be set aside out of any funds of
		  the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.


Section 2.        Dividends.    Dividends upon the stock of the Corporation
		  may, subject to the provisions of the Charter and of applicable law, be authorized by the Board of Directors and declared by the Corporation at any time.


Section 3.        Capital Gains Distributions.    The amount and number
		  of capital gains distributions paid to the stockholders during each fiscal year shall be determined by the Board of Directors. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law.


Section 4.        Checks.    All checks or demands for money and notes of
		  the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.


Section 5.        Fiscal Year.    The fiscal year of the Corporation
		  shall be fixed by resolution of the Board of Directors.


Section 6.        Seal.    The corporate seal shall have inscribed
		  thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in another manner reproduced. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word (SEAL) adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.


Section 7.        Insurance Against Certain Liabilities.    The
		  Corporation may obtain liability insurance for its directors and officers to the extent permitted by the 1940 Act.
ARTICLE IX.
Indemnification

	To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

	Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE X.
Amendments

            The Board of Directors shall have the exclusive power to make, alter and repeal Bylaws of the Corporation.


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